UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 27, 2016

W. R. GRACE & CO.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.
FORM 8-K
CURRENT REPORT
Item 1.01. Entry into a Material Definitive Agreement
Separation and Distribution
On January 27, 2016, W. R. Grace & Co. (the “Company” or “Grace”) and its wholly owned subsidiary W. R. Grace & Co.—Conn. (“Grace Conn”) entered into a Separation and Distribution Agreement with GCP Applied Technologies Inc. (“GCP”), pursuant to which the Company agreed to transfer its construction products business and its packaging technologies business operated under the “Darex” name to GCP and distribute all of the Company-owned common stock of GCP to the Company’s shareholders in a distribution intended to be tax-free to the Company’s shareholders. The distribution to the Company’s shareholders of record as of the close of business on January 27, 2016 is intended to be effective at 6:00 p.m., Eastern Time, on February 3, 2016. As a result of the distribution, it is intended that GCP will be an independent public company and that its common stock will be listed under the symbol “GCP” on the New York Stock Exchange. The distribution remains subject to the satisfaction of or waiver certain conditions set forth in the Separation and Distribution Agreement.
In connection with the separation and distribution, on January 27, 2016, the Company and/or Grace Conn entered into various agreements with GCP contemplated by the Separation and Distribution Agreement to provide a framework for the Company’s relationship with GCP after the separation and distribution. Such agreements include:

•	a Tax Sharing Agreement,

•	an Employee Matters Agreement,

•	a Transition Services Agreement,

•	a Cross-License Agreement, and

•	a Grace Transitional License Agreement.
Separation and Distribution Agreement
Transfer of Assets and Assumption of Liabilities
The Separation and Distribution Agreement identifies the assets transferred, the liabilities assumed and the contracts assigned to each of the Company (and its subsidiaries) and GCP (and its subsidiaries) as part of the separation of Grace into two companies, and it provides for when and how these transfers, assumptions and assignments have occurred or will occur.
In particular, the Separation and Distribution Agreement provides, among other things, that subject to the terms and conditions contained therein:

•
Certain assets related to the GCP business, which are referred to as the “GCP Assets,” will be transferred to GCP or entities that will be GCP entities after the separation from entities that will be Company entities after the separation, including:

•	equity interests in certain Company subsidiaries that hold assets relating to the GCP business;

•	contracts that primarily relate to the GCP business;

•	information, technology, software and intellectual property related to the GCP Assets, the GCP Liabilities, or the GCP business;

•	real property primarily related to the GCP business;

•
rights and assets expressly allocated to GCP or entities that will be GCP entities after the separation pursuant to the terms of the Separation and Distribution Agreement or certain other agreements entered into in connection with the separation; and

•	permits that primarily relate to the GCP business.

•
Certain liabilities related to the GCP business or the GCP Assets, which are referred to as the “GCP Liabilities,” will be retained or assumed by GCP or entities that will be GCP entities after the separation.

•
Certain assets related to the Company’s business, which are referred to as the “Grace Assets,” will be transferred to the Company or entities that will be Company entities after the separation from entities that will be GCP entities after the separation, including:

•	equity interests in certain Company subsidiaries that hold assets relating to the Company’s business;

•	contracts that primarily relate to the Company’s business;

•	information, technology, software and intellectual property related to the Grace Assets, the Grace Liabilities, or the Company’s business;

•	real property primarily related to the Company’s business;

•
rights and assets expressly allocated to the Company or entities that will be Company entities after the separation pursuant to the terms of the Separation and Distribution Agreement or certain other agreements entered into in connection with the separation; and

•	permits that primarily relate to the Company’s business.

•
Certain liabilities related to the Company’s business or the Grace Assets, which are referred to as the “Grace Liabilities,” will be retained or assumed by the Company or entities that will be Company entities after the separation.

Except as expressly set forth in the Separation and Distribution Agreement or any ancillary agreement, neither the Company nor GCP will make any representation or warranty as to the assets, business or liabilities transferred or assumed as part of the separation, as to any approvals or notifications required in connection with the transfers, as to the value of or the freedom from any security interests of any of the assets transferred, as to the absence or presence of any defenses or right of setoff or freedom from counterclaim with respect to any claim or other asset of either the Company or GCP, or as to the legal sufficiency of any assignment, document or instrument delivered to convey title to any asset or thing of value to be transferred in connection with the separation. All assets will be transferred on an “as is,” “where is” basis and the respective transferees will bear the economic and legal risks that any conveyance will prove to be insufficient to vest in the transferee good and marketable title, free and clear of all security interests, and that any necessary consents or governmental approvals are not obtained or that any requirements of laws, agreements, security interests, or judgments are not complied with.
Information in this Current Report on Form 8-K with respect to the assets and liabilities of the parties following the distribution is presented based on the allocation of such assets and liabilities pursuant to the Separation and Distribution Agreement, unless the context otherwise requires. The Separation and Distribution Agreement will provide that, in the event that the transfer or assignment of certain assets and liabilities to the Company or its subsidiaries or GCP or its subsidiaries, as applicable, does not occur prior to the separation, then until such assets or liabilities are able to be transferred or assigned, the Company and its subsidiaries or GCP and its subsidiaries, as applicable, will hold such assets on behalf and for the benefit of the other party and will pay, perform, and discharge such liabilities, for which the other party will reimburse the Company and its subsidiaries or GCP and its subsidiaries, as applicable, for all commercially reasonable payments made in connection with the performance and discharge of such liabilities.

The Distribution
The Separation and Distribution Agreement also governs the rights and obligations of the parties regarding the distribution following the completion of the separation. Subject to the satisfaction or waiver of the conditions to the distribution, on the distribution date, the Company will distribute to its shareholders that hold Company common shares as of the record date for the distribution all of the issued and outstanding shares of GCP common stock on a pro rata basis.
Conditions to the Distribution
The Separation and Distribution Agreement provides that the distribution is subject to satisfaction (or waiver by the Company) of certain conditions. The Company will have the sole and absolute discretion to determine (and change) the terms of, and to determine whether to proceed with, the distribution.
Claims
In general, each party to the Separation and Distribution Agreement will assume liability for all pending, threatened and unasserted legal matters related to its own business or its assumed or retained liabilities and will indemnify the other party for any liability to the extent arising out of or resulting from such assumed or retained legal matters.
Releases
The Separation and Distribution Agreement provides that GCP and its affiliates will release and discharge the Company and its affiliates from all liabilities assumed by GCP as part of the separation, from all acts and events occurring or failing to occur, and all conditions existing, on or before the distribution date relating to GCP’s business, and from all liabilities existing or arising in connection with the implementation of the separation, except as expressly set forth in the Separation and Distribution Agreement. The Company and its affiliates will release and discharge GCP and its affiliates from all liabilities retained by the Company and its affiliates as part of the separation and from all liabilities existing or arising in connection with the implementation of the separation, except as expressly set forth in the Separation and Distribution Agreement.
These releases will not extend to obligations or liabilities under any agreements between the parties that remain in effect following the separation, which agreements include, but are not limited to, the Separation and Distribution Agreement, the Transition Services Agreement, the Tax Sharing Agreement, the Employee Matters Agreement, and certain other agreements, including the intellectual property agreements and the transfer documents in connection with the separation.
Indemnification
In the Separation and Distribution Agreement, GCP has agreed to indemnify, defend and hold harmless the Company, each of its affiliates and each of their respective directors, officers and employees, from and against all liabilities relating to, arising out of or resulting from:

•	the GCP Liabilities;

•
the failure of GCP or any other person to pay, perform or otherwise promptly discharge any of the GCP Liabilities, in accordance with their respective terms, whether prior to, at or after the distribution;

•	except to the extent relating to a Grace Liability, any guarantee, indemnification or contribution obligation for the benefit of GCP by the Company that survives the distribution;

•	any breach by GCP of the Separation and Distribution Agreement or any of the ancillary agreements; and

•
any untrue statement or alleged untrue statement or omission or alleged omission of material fact (other than made explicitly in Grace’s name) in the registration statement on Form 10 filed by GCP with the U.S. Securities and Exchange Commission in connection with the registration of GCP’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Form 10”), including the information statement filed as an exhibit thereto.
The Company has agreed to indemnify, defend and hold harmless GCP, each of its affiliates and each of its respective directors, officers and employees from and against all liabilities relating to, arising out of or resulting from:

•	the Grace Liabilities;

•
the failure of the Company or any other person to pay, perform, or otherwise promptly discharge any of the Grace Liabilities, in accordance with their respective terms whether prior to, at, or after the distribution;

•	except to the extent relating to a GCP Liability, any guarantee, indemnification or contribution obligation for the benefit of the Company by GCP that survives the distribution;

•	any breach by the Company of the Separation and Distribution Agreement or any of the ancillary agreements; and

•
any untrue statement or alleged untrue statement or omission or alleged omission of a material fact made explicitly in the Company’s name in the Form 10, including the information statement filed as an exhibit thereto.

The Separation and Distribution Agreement also establishes procedures with respect to claims subject to indemnification and related matters.
Insurance
The Separation and Distribution Agreement provides for the allocation between the parties of rights and obligations under existing insurance policies with respect to occurrences prior to the distribution and sets forth procedures for the administration of insured claims.
Further Assurances
In addition to the actions specifically provided for in the Separation and Distribution Agreement, except as otherwise set forth therein or in any ancillary agreement, the parties have agreed in the Separation and Distribution Agreement to use reasonable best efforts, prior to, on and after the distribution date, to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws, regulations and agreements to consummate and make effective the transactions contemplated by the Separation and Distribution Agreement and the ancillary agreements.
Dispute Resolution
The Separation and Distribution Agreement contains provisions that govern, except as otherwise provided in any ancillary agreement, the resolution of disputes, controversies or claims that may arise between the Company and GCP related to the separation or distribution. These provisions will contemplate that efforts will be made to resolve disputes, controversies and claims by escalation of the matter to executives of the Company and GCP. If such efforts are not successful, either the Company or GCP may submit the dispute, controversy or claim to nonbinding mediation or, if such nonbinding mediation is not successful, binding alternative dispute resolution, subject to the provisions of the Separation and Distribution Agreement.
Expenses
Except as expressly set forth in the Separation and Distribution Agreement or in any ancillary agreement, all costs and expenses incurred in connection with the separation and distribution incurred prior to the distribution date, including costs and expenses relating to legal and tax counsel, financial advisors and accounting advisory work related to the separation and distribution, will be paid by the party incurring such cost and expense.

Other Matters
Other matters that will be governed by the Separation and Distribution Agreement include access to financial and other information, confidentiality and access to and provision of records.
Termination
The Separation and Distribution Agreement provides that it may be terminated, and the separation and distribution may be modified or abandoned, at any time prior to the distribution date in the sole discretion of the Company without the approval of any person, including GCP’s or the Company’s shareholders. In the event of a termination of the Separation and Distribution Agreement, no party, nor any of its directors, officers, or employees, will have any liability of any kind to the other party or any other person. After the distribution date, the Separation and Distribution Agreement will provide that it may not be terminated except by an agreement in writing signed by both GCP and the Company.
Tax Sharing Agreement
The Company, Grace Conn and GCP entered into a Tax Sharing Agreement that generally governs the parties’ respective rights, responsibilities and obligations after the distribution with respect to taxes (including taxes arising in the ordinary course of business and taxes, if any, incurred as a result of any failure of the distribution and certain related transactions to qualify under Sections 355 and certain other relevant provisions of the Internal Revenue Code (the “Code”)), tax attributes, the preparation and filing of tax returns, tax elections, tax contests, and certain other tax matters.
In addition, the Tax Sharing Agreement imposes certain restrictions on GCP and its subsidiaries (including restrictions on share issuances, business combinations, sales of assets and similar transactions) that are designed to preserve the qualification of the distribution and certain related transactions under Sections 355 and certain other relevant provisions of the Code. The Tax Sharing Agreement provides special rules that allocate tax liabilities in the event the distribution, together with certain related transactions, does not so qualify. In general, under the Tax Sharing Agreement, each party is expected to be responsible for any taxes imposed on, and certain related amounts payable by, GCP or the Company that arise from the failure of the distribution and certain related transactions, to qualify under Sections 355 and certain other relevant provisions of the Code, to the extent that the failure to so qualify is attributable to actions, events or transactions relating to such party’s respective stock, assets or business, or a breach of the relevant representations or covenants made by that party in the Tax Sharing Agreement.
Employee Matters Agreement
The Company, Grace Conn and GCP entered into an Employee Matters Agreement to allocate certain liabilities and responsibilities relating to employment matters, employee compensation and benefits plans and programs, and other related matters. The Employee Matters Agreement governs certain compensation and employee benefit obligations with respect to the current and former employees and non-employee directors of each company.
The Employee Matters Agreement provides that, unless otherwise specified, the Company will be responsible for liabilities associated with employees who will be employed by the Company (or its subsidiaries) following the separation, former employees whose last employment was with the Company’s business, and certain specified current and former corporate employees (collectively, “Company allocated employees”), and GCP will be responsible for liabilities associated with employees who will be employed by GCP (or its subsidiaries) following the separation, former employees whose last employment was with GCP’s business, and certain specified current and former corporate employees (collectively, “GCP allocated employees”).
Employee Benefits Generally
GCP allocated employees will be eligible to participate in GCP’s benefit plans as of the separation in accordance with the terms and conditions of GCP’s plans as in effect from time to time. Generally and subject to certain exceptions, GCP will adopt compensation and benefit plans that mirror the terms of corresponding Company compensation and benefit plans, and GCP will credit each GCP allocated employee with his or her service with the

Company prior to the separation for all purposes under GCP’s benefit plans to the same extent such service was recognized by the Company for similar purposes and so long as such crediting does not result in a duplication of benefits.
Equity Compensation Awards
The Employee Matters Agreement provides for the conversion of the outstanding awards granted under the Company’s equity compensation programs into adjusted awards relating to shares of Company common stock and/or GCP common stock. The adjusted awards generally will be subject to the same vesting conditions and other terms that applied to the original Company award immediately before the separation. Effective as of the separation, all awards converted into awards relating to shares of GCP common stock will be assumed by, and become the obligation of, GCP.
Each Company stock option granted prior to January 1, 2015 and held by a current employee as of the separation date will be converted into an adjusted Company stock option and a GCP stock option. The exercise price and number of shares subject to each stock option will be adjusted to preserve the aggregate intrinsic value of the original Company stock option as measured immediately before and immediately after the separation, subject to rounding. Each Company stock option granted prior to January 1, 2015 and held by a former employee will be converted into an adjusted Company stock option, with the exercise price and the number of shares subject to such stock option adjusted to preserve the aggregate intrinsic value of the original Company stock option as measured immediately before and immediately after the separation, subject to rounding.
Each Company stock option or restricted stock unit granted on or after January 1, 2015 will be converted into either a corresponding adjusted Company award or a GCP award, depending on whether the original Company award is held by (1) an employee who will be employed by the Company following the separation or a former employee, or (2) an employee who will be employed by GCP following the separation. The number of shares subject to each award (and in the case of stock options, the exercise price of the award) will be adjusted to preserve the aggregate intrinsic value of the original Company award as measured immediately before and immediately after the separation, subject to rounding.
Company performance-based units granted in respect of 2014 (“2014 Grace PBU awards”) will be divided into two portions representing (1) the portion of the performance period that has elapsed between the beginning of the performance period on January 1, 2014 and December 31, 2015 and (2) the portion of the performance period between January 1, 2016 and the end of the performance period on December 31, 2016. Performance conditions with respect to the first portion of the 2014 Grace PBU award will be deemed satisfied based on the actual performance of the Company through the separation, and performance conditions with respect to the second portion of the 2014 Grace PBU award will be deemed satisfied at target as of the separation. The number of shares of Company common stock underlying the 2014 Grace PBU awards will be established once such performance conditions are deemed satisfied.
Holders of 2014 Grace PBU awards granted in 2014 who are current employees will retain their 2014 Grace PBU awards, and, pursuant to the adjustment provisions of the Grace equity plan, will also receive restricted stock units of GCP in an amount that reflects the distribution of GCP common stock to Company shareholders by applying the distribution ratio to the number of Company common shares underlying their original 2014 Grace PBU awards. Together, these GCP and Company awards are intended to preserve the value of a holder’s original 2014 Grace PBU award, as measured immediately before and immediately after the distribution. The GCP and Company awards will continue to be subject to substantially the same terms and conditions (other than performance-vesting conditions) that applied to the original 2014 Grace PBU awards, and will vest on December 31, 2016, generally subject to the award holder’s continued employment through that date. Any 2014 Grace PBU awards granted in 2015 and any 2014 Grace PBU awards held by former employees will be adjusted (with performance-vesting conditions deemed satisfied as described above) to preserve the value of the original 2014 Grace PBU awards as measured immediately before and immediately after the distribution. These adjusted 2014 Grace PBU awards will continue to be subject to substantially the same terms and conditions (other than performance-vesting conditions) that applied to the original 2014 Grace PBU awards.
Company performance-based units granted in 2013 (“2013 Grace PBU awards”) will be converted into either a corresponding adjusted Company award or a GCP award, depending on whether the original Company award is held by (1) an employee who will be employed by the Company following the separation or a former employee, or (2) an employee who will be employed by GCP following the separation. The number of shares subject to the award will be adjusted to preserve the aggregate intrinsic value of the original Company award, as measured immediately before and immediately after the separation, subject to rounding.
Company restricted stock awards held by non-employee directors will be canceled immediately prior to the record date and replaced with an adjusted Company restricted stock award following the separation. The number of shares subject to the award will be adjusted to preserve the aggregate intrinsic value of the original Company award, as measured immediately before and immediately after the separation, subject to rounding.
Company deferred share awards held by Company employees and non-employee directors will be converted into an adjusted Company award. The number of shares subject to the award will be adjusted to preserve the aggregate intrinsic value of the original Company award, as measured immediately before and immediately after the separation, subject to rounding.
Any dividend equivalent payments on GCP or Company restricted stock units in respect of dividends declared after the separation will be paid by the Company to Company allocated employees, and by GCP to GCP allocated employees. For purposes of vesting for all awards, continued employment with or service to GCP or the Company, as applicable, will be treated as continued employment with or service to both GCP and the Company.
If local regulations outside the United States do not permit use of the adjustment method described above or would cause an adverse effect for equity award holders, a compliant alternative adjustment method will be used. In such cases, it is anticipated that affected employees will receive adjusted awards in the equity of their post-distribution employer or an amount in cash equal to the intrinsic value of the award.
Miscellaneous
The Employee Matters Agreement also addresses other current and former employee-related issues and certain special circumstances, including employees who will transfer to their eventual permanent employer on a delayed basis, and special rules for benefit arrangements in various jurisdictions.
Transition Services Agreement
Grace Conn and GCP entered into a Transition Services Agreement pursuant to which GCP and its subsidiaries and Grace Conn and its subsidiaries will provide, on an interim, transitional basis, various services to each other. The services to be provided include information technology, accounts payable, payroll, and other financial functions and administrative services. The agreed upon charges for such services will be generally intended to allow the servicing party to recover all out-of-pocket costs and expenses of providing such services.
Cross-License Agreement
GCP, Grace Conn and Grace GmbH & Co. KG, a wholly owned subsidiary of Grace Conn, entered into a Cross-License Agreement that provides each party licenses under certain intellectual property assets owned by the other party. The agreement permits Grace Conn and its subsidiaries and GCP and its subsidiaries to continue current business activities that may utilize intellectual property retained by the other party pursuant to the Separation and Distribution Agreement. The Cross-License Agreement will remain in effect for twenty years or until expiration of the relevant IP right in accordance with the terms of the Agreement.
Grace Transitional License Agreement
Grace Conn and GCP entered into the Grace Transitional License Agreement, wherein Grace Conn provides a limited license to GCP under the Grace trademark for certain products until new brands for those products are phased in. The relevant products are those which rely on the Grace brand at the time of the separation.
The above summary is qualified in its entirety by reference to the Separation and Distribution Agreement, the Tax Sharing Agreement, the Employee Matters Agreement, the Transition Services Agreement, the Cross-License Agreement, and the Grace Transitional License Agreement filed, respectively, as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, and 10.5 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

GCP Senior Notes
On January 27, 2016, GCP completed the sale of $525,000,000 aggregate principal amount of its 9.500% Senior Notes due 2023 (the “Notes”).
The Notes were issued pursuant to an Indenture, dated as of January 27, 2016 (the “Indenture”), by and among GCP, the guarantors party thereto (the “Guarantors”) and Wilmington Trust, National Association, as trustee (the “Trustee”). The Indenture provides, among other things, that the Notes and the related guarantees are senior unsecured obligations of GCP and the Guarantors, respectively. Interest is payable semi-annually in arrears on February 1 and August 1 of each year, commencing on August 1, 2016. The Notes will mature on February 1, 2023.
GCP may, at its option, at any time prior to February 1, 2019, redeem all or any portion of the Notes at a price equal to 100% of the aggregate principal amount of the Notes redeemed plus accrued and unpaid interest, if any, to, but not including, the redemption date plus a ‘‘make-whole’’ premium. In addition, GCP may, at its option, redeem up to 40% of the Notes at any time prior to February 1, 2019 with the net cash proceeds from certain equity offerings at the redemption price set forth in the Indenture plus accrued and unpaid interest, if any, to, but not including, the redemption date. On or after February 1, 2019, GCP may, at its option, redeem some or all of the Notes at any time at the redemption prices set forth in the Indenture.
If a change of control occurs, GCP will be required to make an offer to repurchase the Notes at a price equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, to, but not including, the date of repurchase.
The Notes and the related guarantees rank equally with all of the existing and future senior indebtedness of GCP and the Guarantors and senior in right of payment to any existing and future subordinated indebtedness of GCP and the Guarantors. The Notes are effectively subordinated to any secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to all existing and future indebtedness and other liabilities of GCP’s non-guarantor subsidiaries.
The Indenture contains covenants that limit GCP’s ability, subject to certain exceptions and qualifications, to (i) create liens on certain assets, (ii) incur additional debt, (iii) make certain investments and acquisitions, (iv) consolidate, merge, or sell or otherwise dispose of all or substantially all of GCP’s assets , (v) sell certain assets, (vi) pay dividends on or make distributions in respect of GCP’s capital stock or make other restricted payments, (vii) enter into certain transactions with GCP’s affiliates and (viii) place restrictions on distributions from and other actions by subsidiaries.
The Indenture provides for customary events of default which include (subject in certain cases to customary grace periods), among others, nonpayment of principal or interest; breach of other agreements in the Indenture; failure to pay certain other indebtedness; failure to discharge final judgments aggregating in excess of $50.0 million (excluding any judgments covered by insurance or indemnities) rendered against GCP or any of its significant subsidiaries; certain events of bankruptcy or insolvency; and failure of the guarantee of any of GCP’s significant subsidiaries to be in full force and effect.
The Notes are being issued in connection with Grace’s proposed separation and distribution, as described above under the heading “Separation and Distribution.” GCP expects to use the proceeds from the offering: (i) to fund a distribution to Grace Conn in an amount of $500.0 million, (ii) to pay fees and expenses related to the separation and the distribution, the financings and the other related transactions and (iii) for general corporate purposes.
The descriptions of the Indenture and the Notes herein are summaries and are qualified in their entirety by the terms of the Indenture and the Notes. A copy of the Indenture is attached here to as Exhibit 4.1 and is incorporated herein by reference. A form of 9.500% Note due 2023 (which is included in Exhibit A to the Indenture) is attached hereto as Exhibit 4.2 and is incorporated herein by reference.
The Notes and the related guarantees issued in the offering were not and will not be registered under the Securities Act of 1933, as amended, and will not be offered or sold absent registration or an applicable exemption from registration requirements.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Current Report under the heading “GCP Senior Notes” is incorporated by reference into this Item 2.03.
Forward-looking statements
This document contains forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues” or similar expressions. Forward-looking statements include, without limitation, expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. For these statements, Grace and GCP claim the protection of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Like other businesses, each of GCP and Grace is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements or that could cause other forward-looking statements to prove incorrect include, without limitation, risks related to: the cyclical and seasonal nature of the industries that GCP and Grace serve; the effectiveness of each of GCP’s and Grace’s research and development and new product introductions; the cost and availability of raw materials and energy; foreign operations, especially in emerging regions; changes in currency exchange rates; developments affecting each company’s outstanding liquidity and indebtedness, including debt covenants and interest rate exposure; developments affecting each company’s funded and unfunded pension obligations; acquisitions and divestitures of assets and gains and losses from dispositions; warranty and product liability claims; hazardous materials and costs of environmental compliance; the separation, such as: uncertainties that may delay or negatively impact the separation and distribution or cause the separation and distribution to not occur at all, GCP’s lack of history as a public company and the costs of the separation, each company’s ability to realize the anticipated benefits of the separation and distribution, and the value of the common stock of each of GCP and Grace following the separation; and those additional factors set forth in Grace’s most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K which have been filed with the Securities and Exchange Commission and the “Risk Factors” section of the preliminary information statement included in the Registration Statement on Form 10 filed by GCP with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description of Exhibit
2.1	Separation and Distribution Agreement, dated as of January 27, 2016, by and among W. R. Grace & Co., W. R. Grace & Co.–Conn. and GCP Applied Technologies Inc.
4.1	Indenture, dated as of January 27, 2016, by and among GCP Applied Technologies Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee.
4.2	Form of 9.500% Note due 2023 (included as Exhibit A to Exhibit 4.1).
10.1	Tax Sharing Agreement, dated as of January 27, 2016, by and among W. R. Grace & Co., W. R. Grace & Co.–Conn. and GCP Applied Technologies Inc.
10.2	Employee Matters Agreement, dated as of January 27, 2016, by and among W. R. Grace & Co., W. R. Grace & Co.–Conn. and GCP Applied Technologies Inc.
10.3	Transition Services Agreement, dated as of January 27, 2016, by and between W. R. Grace & Co.–Conn. and GCP Applied Technologies Inc.
10.4	Cross-License Agreement, dated as of January 27, 2016, by and among GCP Applied Technologies Inc., W. R. Grace & Co.–Conn. and Grace GmbH & Co. KG.
10.5	Grace Transitional License Agreement, dated as of January 27, 2016, by and between W. R. Grace & Co.–Conn. and GCP Applied Technologies Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Hudson La Force III

Hudson La Force III
Senior Vice President and Chief Financial Officer

Dated: January 27, 2016

Exhibit Index

Exhibit No.	Description of Exhibit
2.1	Separation and Distribution Agreement, dated as of January 27, 2016, by and among W. R. Grace & Co., W. R. Grace & Co.–Conn. and GCP Applied Technologies Inc.
4.1	Indenture, dated as of January 27, 2016, by and among GCP Applied Technologies Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee.
4.2	Form of 9.500% Note due 2023 (included as Exhibit A to Exhibit 4.1).
10.1	Tax Sharing Agreement, dated as of January 27, 2016, by and among W. R. Grace & Co., W. R. Grace & Co.–Conn. and GCP Applied Technologies Inc.
10.2	Employee Matters Agreement, dated as of January 27, 2016, by and among W. R. Grace & Co., W. R. Grace & Co.–Conn. and GCP Applied Technologies Inc.
10.3	Transition Services Agreement, dated as of January 27, 2016, by and between W. R. Grace & Co.–Conn. and GCP Applied Technologies Inc.
10.4	Cross-License Agreement, dated as of January 27, 2016, by and among GCP Applied Technologies Inc., W. R. Grace & Co.–Conn. and Grace GmbH & Co. KG.
10.5	Grace Transitional License Agreement, dated as of January 27, 2016, by and between W. R. Grace & Co.–Conn. and GCP Applied Technologies Inc.